Exhibit 99.15

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-C

KEY PERFORMANCE FACTORS
April 30, 1997



        Expected B Maturity                                        4/16/01


        Blended Coupon                                              5.8665%



        Excess Protection Level
          3 Month Average   5.04%
          April, 1997   3.81%
          March, 1997   5.90%
          February, 1997   5.43%


        Cash Yield                                  16.23%


        Investor Charge Offs                         4.55%


        Base Rate                                    7.87%


        Over 35 Day Delinquency                      4.27%


        Seller's Interest                           20.02%


        Total Payment Rate                          12.21%


        Total Principal Balance                     $27,182,850,184.68


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,443,222,666.19